UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (date of earliest event reported): January 15, 2004

Commission File
Number: 1-8944

CLEVELAND-CLIFFS INC

(Exact Name of Registrant as Specified in Charter)

Ohio	34-1464672

(State or Other Jurisdiction	(IRS Employer
of Incorporation)	Identification No.)

1100 Superior Avenue, Cleveland, Ohio	44114-2589

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (216) 694-5700

(Former Name or Former Address, if Changed Since Last Report)

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

Exhibit	Exhibit
Number	Document

99(a)	Cleveland-Cliffs Inc published a News Release on January 15, 2004, “Cleveland-Cliffs Inc
Announces the Pricing of Private Offering of Convertible Preferred Stock.”

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CLEVELAND-CLIFFS INC

By:	/s/ George W. Hawk
Name: George W. Hawk
Title: Assistant Treasurer

Date: January 15, 2004

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EXHIBITS

Exhibit	Exhibit
Number	Document

99(a)	Cleveland-Cliffs Inc published a News Release on January 15, 2004, “Cleveland-Cliffs Inc
Announces the Pricing of Private Offering of Convertible Preferred Stock.”

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